UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-00505
                                    ------------------------------------------

                            Philadelphia Fund, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                         Baxter Financial Corporation
          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: (561) 395-2155
                                                   ---------------------------

Date of fiscal year end:   November 30, 2008
                         -----------------------------------------------------

Date of reporting period:  December 1, 2007 - November 30, 2008
                         -----------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.
                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - January 9, 2009

Dear shareholders,

   The tsunami, which struck the financial markets in the second half of the fund's fiscal year, swept away everything in its path. Investor confidence was severely tested as credit markets froze and hedge funds melted. It was a market breakdown worse than most market participants had ever seen.

   When selecting securities, Baxter Financial Corporation, the fund's investment adviser ("Baxter" or "BFC") BFC considers the ability to control prices, market capitalization size, corporate business strategy, industry position, trading liquidity, trading activity of officers, directors and large stockholders, good management, protection from competition, and dividend yield.

   The fund's investment objective is to achieve long-term growth of capital and income.

   Your fund usually seeks to be fully invested, but BFC was uncomfortable with the equities markets at the beginning of this semi-annual period and 22.1% of your fund's portfolio was invested in short-term instruments as a defensive measure and to take advantage of any investment opportunities.

   During the semi-annual period that ended November 30, 2008, BFC made a number of changes to the fund's portfolio to adjust to a more difficult economy. Four stock positions were eliminated from the portfolio. Five stock positions were increased and two new stocks were introduced.

   Colgate-Palmolive Company and MetLife, Inc. are the two new inductees into the portfolio. Colgate-Palmolive qualified on several key points BFC uses in evaluating investment candidates. Colgate-Palmolive has a strong market share in oral care products, which have good profit margins and are high on the consumer's agenda even in today's poorly performing economic environment. The stock provides a respectable dividend.

   MetLife is the second new entrant to the portfolio. It also carries a respectable dividend, one of BFC's investment considerations. Most people know MetLife. It is the largest life insurance company in the United States and has operations in 35 countries. The company has $3.4 trillion of life insurance in force. The company's major position in the industry and the price decline of its stock to below its book value impressed us as a major opportunity and satisfied many of our investment criteria.

   The fund's holdings in Deere & Company, Dow Chemical Co., Johnson & Johnson, McDonald's Corp. and Wells Fargo & Co. were increased during the second half of fiscal 2008.

   The fund's short-term investments have declined from 22.1% to 15.0% as we have taken advantage of lower prices to make additional investments. The fund's performance was enhanced by the defensive nature of having cash in standby mode.

   The fund outperformed the Standard & Poor's 500 Composite Stock (S&P 500) Index* significantly. The fund declined 24.51% during the fiscal year, while the S&P 500 Index* dropped 38.09% during the same period. It may not be a great comfort to read these numbers, but rest assured that the rebuilding effort is underway.

                                        Very truly yours,

                                        /s/ Donald H. Baxter

                                        Donald H. Baxter
                                        President

PHILADELPHIA FUND, INC.
Comparison of the change in value of a $10,000 investment in Philadelphia Fund and the Standard & Poor's 500 Composite Stock Index*

The printed report shows a line graph with the following points.

              PHILADELPHIA   S&P 500
              FUND           INDEX*
11/30/98      $10,000        $10,000
11/30/99      $10,596        $12,090
11/30/00      $10,397        $11,579
11/30/01      $10,165        $10,164
11/30/02      $ 9,314        $ 8,486
11/30/03      $10,505        $ 9,766
11/30/04      $12,966        $11,022
11/30/05      $14,209        $11,953
11/30/06      $15,877        $13,654
11/30/07      $17,233        $14,708
11/30/08      $13,009        $ 9,105

Average Annual Total Returns as of 11/30/08

        1 Year   5 Years   10 Years
        ------   -------   --------
       -24.51%    4.37%     2.67%


The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The Fund's annual operating expense ratio for the fiscal year ended November 30, 2008 was 1.57%.

* The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends. The S&P 500 Index's annualized returns for the 1, 5, and 10 year periods were -38.09%, -1.39%, and -0.93%, respectively.


PORTFOLIO SUMMARY BY INDUSTRY - NOVEMBER 30, 2008

                            % of Total                              % of Total
                            Net Assets                              Net Assets
                            ----------                              ----------
Electric Utilities             19.2%   Insurance                          4.1%
Personal & Household Products  10.4    Chemicals-Diversified              4.0
Short-Term Corporate Notes      9.6    Food Processing                    3.9
Telecommunications              7.7    Construction/Agriculture Machinery 3.7
Restaurants                     5.3    Banks                              3.1
Soft Drinks                     5.0    Natural Gas Utilities              2.1
Retail Discount                 5.0    Natural Gas Distribution           1.5
Oil & Gas Operations            4.7    Healthcare Plans                   1.1
Pharmaceuticals                 4.2                                     -----
                                       Total Investments                 94.6
                                       Other Assets Less Liabilities      5.4
                                                                        -----
                                       Total Net Assets                 100.0%
                                                                        =====

                            PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2008

Shares                                                               Value
-------                                                          -------------
                              COMMON STOCKS-85.0%

                                   BANKS-3.1%
 60,000  Wells Fargo & Co. . . . . . . . . . . . . . . . .       $   1,733,400
                                                                 -------------
                           CHEMICALS-DIVERSIFIED-4.0%
120,000  Dow Chemical Co.  . . . . . . . . . . . . . . . .           2,226,000
                                                                 -------------
                   CONSTRUCTION / AGRICULTURE MACHINERY-3.7%
 60,000  Deere & Co. . . . . . . . . . . . . . . . . . . .           2,088,600
                                                                 -------------
                            ELECTRIC UTILITIES-19.2%
 30,000  American Electric Power Co., Inc. . . . . . . . .             938,700
124,800  Duke Energy Corp. . . . . . . . . . . . . . . . .           1,941,888
 25,000  FirstEnergy Corp. . . . . . . . . . . . . . . . .           1,464,500
 70,000  Progress Energy, Inc. . . . . . . . . . . . . . .           2,778,300
 50,000  Southern Company  . . . . . . . . . . . . . . . .           1,816,000
140,000  TECO Energy, Inc. . . . . . . . . . . . . . . . .           1,820,000
                                                                 -------------
                                                                    10,759,388
                                                                 -------------

                              FOOD PROCESSING-3.9%
 50,000  Kellogg Co. . . . . . . . . . . . . . . . . . . .           2,171,500
                                                                 -------------
                             HEALTHCARE PLANS-1.1%
 30,000  UnitedHealth Group Inc. . . . . . . . . . . . . .             630,300
                                                                 -------------
                                 INSURANCE-4.1%
 80,000  MetLife, Inc. . . . . . . . . . . . . . . . . . .           2,300,800
                                                                 -------------
                         NATURAL GAS DISTRIBUTION-1.5%
 50,000  Spectra Energy Corp.  . . . . . . . . . . . . . .             813,000
                                                                 -------------
                          NATURAL GAS UTILITIES-2.1%
 25,000  Sempra Energy . . . . . . . . . . . . . . . . . .           1,166,750
                                                                 -------------
                           OIL & GAS OPERATIONS-4.7%
 15,000  Chevron Corporation . . . . . . . . . . . . . . .           1,185,150
 25,000  Marathon Oil Corp.  . . . . . . . . . . . . . . .             654,500
 15,000  Occidental Petroleum Corp.  . . . . . . . . . . .             812,100
                                                                 -------------
                                                                     2,651,750
                                                                 -------------


 Shares                                                               Value
-------                                                          -------------
                      PERSONAL & HOUSEHOLD PRODUCTS-10.4%
 40,000  Colgate-Palmolive Company . . . . . . . . . . . .       $   2,602,800
 50,000  Procter & Gamble Company  . . . . . . . . . . . .           3,217,500
                                                                 -------------
                                                                     5,820,300
                                                                 -------------
                              PHARMACEUTICALS-4.2%
 40,000  Johnson & Johnson . . . . . . . . . . . . . . . .           2,343,200
                                                                 -------------
                                RESTAURANTS-5.3%
 50,000  McDonald's Corp.  . . . . . . . . . . . . . . . .           2,937,500
                                                                 -------------
                             RETAIL DISCOUNT-5.0%
 50,000  Wal-Mart Stores, Inc. . . . . . . . . . . . . . .           2,794,000
                                                                 -------------
                                SOFT DRINKS-5.0%
 60,000  Coca-Cola Company . . . . . . . . . . . . . . . .           2,812,200
                                                                 -------------
                            TELECOMMUNICATIONS-7.7%
 60,000  AT&T Inc. . . . . . . . . . . . . . . . . . . . .           1,713,600
 80,000  Verizon Communications Inc. . . . . . . . . . . .           2,612,000
                                                                 -------------
                                                                     4,325,600
                                                                 -------------

Total Value of Common Stocks (cost $48,667,176)  . . . . .          47,574,288
                                                                 -------------




Principal
 Amount
---------
                        SHORT-TERM CORPORATE NOTES-9.6%
$2,700M  American Express Credit Corp., .913%,
          due 12/04/2008 . . . . . . . . . . . . . . . . .           2,699,798
 2,700M  U.S. Bancorp, .650%,
          due 12/04/2008 . . . . . . . . . . . . . . . . .           2,700,000
                                                                 -------------

Total Value of Short-Term Corporate Notes
 (cost $5,399,798) . . . . . . . . . . . . . . . . . . . .           5,399,798
                                                                 -------------

Total Value of Investments (cost $54,066,974)# . . .  94.6%         52,974,086

Other Assets Less Liabilities  . . . . . . . . . . .   5.4           2,996,204
                                                     -----       -------------
Net Assets . . . . . . . . . . . . . . . . . . . . . 100.0%      $  55,970,290
                                                     =====       =============

# Aggregate cost for tax purposes is $54,066,974.

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2008

ASSETS

   Investments in securities, at value
    (identified cost $54,066,974)(Note 1A) . . . .               $ 52,974,086
   Cash  . . . . . . . . . . . . . . . . . . . . .                  2,840,406
   Dividends and interest receivable . . . . . . .                    249,951
   Other assets  . . . . . . . . . . . . . . . . .                      5,388
                                                                 ------------
       TOTAL ASSETS  . . . . . . . . . . . . . . .                 56,069,831


LIABILITIES
   Payables:
     Capital shares redeemed . . . . . . . . . . .    $30,000
   Accrued advisory, administrative and
    12b-1 fees . . . . . . . . . . . . . . . . . .     54,994
   Other accrued expenses  . . . . . . . . . . . .     14,547
                                                      -------
       TOTAL LIABILITIES . . . . . . . . . . . . .                     99,541
                                                                 ------------


NET ASSETS . . . . . . . . . . . . . . . . . . . .               $ 55,970,290
                                                                 ============

NET ASSETS CONSIST OF:
   Capital paid-in . . . . . . . . . . . . . . . .               $ 56,636,710
   Undistributed net investment income . . . . . .                    330,674
   Accumulated net realized gain on
    investments  . . . . . . . . . . . . . . . . .                     95,794
   Net unrealized depreciation in value of
    investments  . . . . . . . . . . . . . . . . .                 (1,092,888)
                                                                 ------------


NET ASSETS for 11,200,697 shares outstanding . . .               $ 55,970,290
                                                                 ============


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE
 ($55,970,290 / 11,200,697 shares) . . . . . . . .                      $5.00
                                                                        =====

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2008

INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . .  $  1,958,122
   Interest  . . . . . . . . . . . . . . . . .       273,975
                                                ------------
       Total Investment Income . . . . . . . .                $   2,232,097


EXPENSES:
   Investment advisory fee . . . . . . . . . .       516,189
   Administrative fee  . . . . . . . . . . . .       172,064
   Distribution plan expenses  . . . . . . . .       103,236
   Professional fees . . . . . . . . . . . . .        67,287
   Director fees and expenses  . . . . . . . .        47,834
   Transfer agent and dividend disbursing
    agent's fees and expenses  . . . . . . . .        38,983
   Fund accounting agent's fees  . . . . . . .        37,298
   Custodian fees  . . . . . . . . . . . . . .        26,281
   Chief compliance officer fees . . . . . . .        15,967
   Registration expenses . . . . . . . . . . .        12,466
   Insurance expense . . . . . . . . . . . . .        13,807
   Other expenses  . . . . . . . . . . . . . .        29,311
                                                ------------

       Total expenses  . . . . . . . . . . . .     1,080,723
       Less: Fees paid indirectly  . . . . . .         4,328
                                                ------------

       Net expenses  . . . . . . . . . . . . .                    1,076,395
                                                              -------------

       Net Investment Income . . . . . . . . .                    1,155,702


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain on investments  . . . . .        98,716
   Net unrealized depreciation of
    investments  . . . . . . . . . . . . . . .   (20,279,722)
                                                ------------

       Net realized and unrealized loss on
        investments  . . . . . . . . . . . . .                  (20,181,006)
                                                              -------------

NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS . . . . . . . . . . . . . . . . . .                $ (19,025,304)
                                                              =============

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2008 AND 2007

                                                      2008           2007
                                                 -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:

   OPERATIONS

    Investment income-net . . . . . . . . . . .   $  1,155,702   $  1,316,324
    Net realized gain on investments  . . . . .         98,716     14,925,339
    Net unrealized depreciation of
     investments  . . . . . . . . . . . . . . .    (20,279,722)   ( 9,250,664)
                                                 -------------- --------------
       Net increase (decrease) in net assets
        resulting from operations . . . . . . .    (19,025,304)     6,990,999

   DISTRIBUTIONS TO SHAREHOLDERS

    Net investment income ($0.105 and $0.152
     per share, respectively) . . . . . . . . .    ( 1,177,729)   ( 1,627,930)
    Net realized gain on investments ($1.456
     and $0.285 per share, respectively)  . . .    (14,917,477)   ( 3,054,151)
                                                 -------------- --------------
       Net decrease in net assets resulting
        from distributions to shareholders  . .    (16,095,206)   ( 4,682,081)

   CAPITAL SHARE TRANSACTIONS

    Increase (decrease) in net assets
     resulting from capital share
     transactions (Note 2)  . . . . . . . . . .      6,867,064    ( 3,967,968)
                                                 -------------- --------------

       Net decrease in net assets . . . . . . .    (28,253,446)   ( 1,659,050)


NET ASSETS
    Beginning of year . . . . . . . . . . . . .     84,223,736     85,882,786
                                                 -------------- --------------
    End of year (including undistributed net
     investment income of $330,674 and
     $352,701, respectively)  . . . . . . . . .   $ 55,970,290   $ 84,223,736
                                                 ============== ==============

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve long-term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation - securities listed on national exchanges are valued at the closing sales price while securities trading on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair values as determined in accordance with procedures approved by the Board of Directors. Short-term obligations acquired at par are stated at cost which, when combined with interest receivable, approximates fair value. Short-term obligations acquired at a discount are stated at amortized cost which approximates fair value. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

  [BULLET] Level 1 - quoted prices in active markets for identical securities, [BULLET] Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and
  [BULLET] Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                            PHILADELPHIA FUND, INC.

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term securities with maturities of 60 days or less are valued at amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

   The following is a summary of the inputs used to value the Fund's investments as of November 30, 2008:

    Valuation Inputs                           Investments in Securities
    ----------------                           -------------------------
    Level 1 - Quoted prices . . . . . . . . .          $47,574,288
    Level 2 - Other significant observable
     inputs . . . . . . . . . . . . . . . . .            5,399,798
    Level 3 - Significant unobservable
     inputs . . . . . . . . . . . . . . . . .                   -
                                                       -----------
        Total . . . . . . . . . . . . . . . .          $52,974,086
                                                       ===========

   B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.

   C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the year ended November 30, 2008, there were no differences between book and tax basis distributions.

   D. Use of Estimates - the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

   E. Other - the Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of discounts. Estimated expenses are accrued daily.

   The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK
   As of November 30, 2008, 30,000,000 shares of $1.00 par value capital stock were authorized. Transactions in shares of capital stock were as follows:

                                 Year Ended               Year Ended
                              November 30, 2008        November 30, 2007
                          ------------------------   ---------------------
                            Shares       Amount       Shares      Amount
                          ----------   -----------   ---------  ----------
Shares sold . . . . . . .     63,050   $   271,863       81,756  $  654,380
Shares issued in
 reinvestment of
 distributions  . . . . .  2,030,538    13,545,414      487,134   3,824,136
Shares redeemed . . . . . (1,181,216)   (6,950,213)  (1,054,579) (8,446,484)
                          ----------   -----------    ---------   ----------
   Net increase
    (decrease)  . . . . .    912,372   $ 6,867,064   (  485,689) $(3,967,968)
                          ==========   ===========    =========   ==========

                            PHILADELPHIA FUND, INC.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
   Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund. Certain officers and a director of the Fund are also officers and a director of BFC.

   As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and ..50% of net assets in excess of $400 million.

   As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund. Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

   During the year ended November 30, 2008, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $31,100. The Fund's custodian provided credits in the amount of $4,328 against custodian charges based on the uninvested cash balances of the Fund. A director and former officer of the Fund received a monthly pension from the Fund which amounted to $12,500 for the year ended November 30, 2008.

   The Fund's Chief Compliance Officer (CCO) is also an employee of BFC, and a Vice President of the Fund. For the year ended November 30, 2008, the Fund's CCO salary expense amounted to $15,967.

4. INVESTMENT TRANSACTIONS
   For the year ended November 30, 2008, purchases and sales of securities (other than U.S. Government obligations and short-term notes) aggregated $30,645,864 and $29,125,514, respectively. The specific identification method is used to determine cost basis when calculating realized gains and losses.

5. DISTRIBUTION PLAN
   Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the Investment Company Act of 1940, the Fund may pay a fee in an amount up to .50% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which include advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent, as well as other information and services. At its discretion, BFC may make payments to registered broker-dealers and members of the Financial Industry Regulatory Authority ("FINRA") for providing Fund shareholders with similar services.

   The remainder of the 12b-1 fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

   Until further notice, BFC has agreed to reduce the Fund's 12b-1 fees to ..15% of the Fund's average net assets.

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS
   The tax character of distributions paid during the years ended November 30, 2008 and 2007 were as follows:

                                                         2008         2007
                                                     -----------   ----------
Distributions paid from:
  Ordinary income . . . . . . . . . . . . . . . . .  $ 1,177,729   $1,627,930
  Long-term capital gains . . . . . . . . . . . . .   14,917,477    3,054,151
                                                     -----------   ----------
                                                     $16,095,206   $4,682,081
                                                     ===========   ==========

                            PHILADELPHIA FUND, INC.

   As of November 30, 2008, the components of net assets on a tax basis were as follows:

     Undistributed income . . . . . . . . . . . . . . . .  $    330,674
     Undistributed long-term gain . . . . . . . . . . . .        95,794
     Gross unrealized appreciation  . . . . . . . . . . .     4,956,915
     Gross unrealized depreciation  . . . . . . . . . . .    (6,049,803)
     Capital paid-in  . . . . . . . . . . . . . . . . . .    56,636,710
                                                           ------------
     Total  . . . . . . . . . . . . . . . . . . . . . . .  $ 55,970,290
                                                           ============

   At November 30, 2008, net unrealized depreciation of investment securities for tax purposes was $1,092,888 consisting of $4,956,915 gross unrealized appreciation and $6,049,803 gross unrealized depreciation.

   In July 2006, the Financial Accounting Standards Board issued interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. The Fund implemented FIN 48 on May 31, 2008. Based on management's analysis of the Fund's tax positions taken on Federal income tax returns for all open tax years (November 30, 2006 - November 30, 2008), the adoption of FIN 48 did not have a material impact on the financial statements.

7. YEAR-END DISTRIBUTION
   Realized gains from security transactions and ordinary income are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $.0383 per share, consisting of $.0086 from realized gains and $.0297 from ordinary income, was declared on December 8, 2008. The distribution is payable on December 29, 2008 to shareholders of record on December 26, 2008.

                             FINANCIAL HIGHLIGHTS
        (For a Share of Capital Stock Outstanding Throughout Each Year)

                                             Year Ended November 30,
                                     ---------------------------------------
SELECTED PER-SHARE DATA               2008    2007    2006    2005    2004
-----------------------              ------  ------  ------  ------  ------
Net Asset Value, Beginning of Year.. $ 8.19  $ 7.97  $ 8.03  $ 7.80  $ 6.51
                                     ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income ..............   0.10    0.12    0.15    0.13    0.11
Net Realized and Unrealized Gain
 (Loss) on Investments .............  (1.72)   0.54    0.70    0.59    1.39
                                     ------  ------  ------  ------  ------
Total From Investment Operations ...  (1.62)   0.66    0.85    0.72    1.50
                                     ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM:
Net Investment Income ..............   0.11    0.15    0.13    0.11    0.13
Net Realized Gains .................   1.46    0.29    0.78    0.38    0.08
                                     ------  ------  ------  ------  ------
Total Distributions ................   1.57    0.44    0.91    0.49    0.21
                                     ------  ------  ------  ------  ------
Net Asset Value, End of Year ....... $ 5.00  $ 8.19  $ 7.97  $ 8.03  $ 7.80
                                     ======  ======  ======  ======  ======

TOTAL RETURN (%) ................... (24.51)   8.54   11.74    9.59   23.43
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
 (in thousands) .................... $55,970 $84,224 $85,883 $85,984 $84,875

Ratio to Average Net Assets:
   Expenses (%) ....................    1.57    1.50    1.49    1.52    1.52
   Net Investment Income (%) .......    1.68    1.54    1.96    1.64    1.56

Portfolio Turnover Rate (%) ........      51      59      33      26      44



                       See notes to financial statements

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Philadelphia Fund, Inc., as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc., at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                          Briggs, Bunting & Dougherty, LLP

                                          Philadelphia, Pennsylvania
                                          January 23, 2009

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

Information About Your Fund's Expenses - For the six months ended November 30, 2008.

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, June 1, 2008 through November 30, 2008.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Philadelphia Fund does not charge any sales loads, redemption fees, or exchange fees, but these fees may be present in other funds to which you compare the Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                           BEGINNING       ENDING
                         ACCOUNT VALUE  ACCOUNT VALUE  EXPENSE  EXPENSES PAID
                           06/01/08       11/30/08      RATIO   DURING PERIOD#
                         -------------  -------------  -------  --------------
Actual Fund Return* ....     $1,000       $  813.36     1.54%(a)     $7.01

Hypothetical 5% Return..     $1,000       $1,017.34     1.54%(a)     $7.80

* The actual total return for the six-month period ended November 30, 2008 was -18.66%. The actual total return figure assumes the reinvestment of all dividends and capital gain distributions, if any.
# Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(a) Annualized

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

OFFICERS AND DIRECTORS

The names, ages, length of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of business experience is included in order to present shareholders with a better awareness of the Directors' experience. All officers and Directors hold identical positions with Eagle Growth Shares Inc., a registered investment company also advised by Baxter Financial Corporation, and with the Fund. The Directors do not serve a specified term of office. Each Director will hold office until the termination of the Fund or his resignation, retirement, incapacity, removal or earlier death. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432. Additional information about the Board is available in the Fund's Statement of Additional Information which can be obtained free of charge by calling (800) 749-9933.


INDEPENDENT DIRECTORS

Thomas J. Flaherty,      Director (Since 1989)                       Age: (84)
                         Audit Committee Member (Since 2001)
                         Nominating and Governance Committee Member
                         (Since 2004)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner, Fahnestock & Co., Inc.



Kenneth W. McArthur,     Director (Since 1987)                       Age: (73)
                         Audit Committee Chairman (Since 2001)
                         Nominating and Governance Committee Member
                         (Since 2004)

Chairman, Shurway Capital Corp. (private investment company); Investment Committee Member, Canada Post Pension Fund; Lead Director, Oppenheimer Holdings, Inc. (financial services holding company); Independent Review Committee Member BMO Mutual Funds (Canadian registered investment company); formerly, Trustee, BMO Mutual Funds ; formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).



Robert L. Meyer,         Director (Since 1989)                       Age: (68)
                         Audit Committee Member (Since 2001)
                         Nominating and Governance Committee Member
                         (Since 2004)

Managing Director, The Roosevelt Investment Group (investment management); Chartered Financial Analyst; formerly, President, Ehrlich Meyer Associates, Inc. (investment management); formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

OFFICERS AND DIRECTORS (Continued)


Donald P. Parson,        Director (Since 1987)                       Age: (67)
                         Audit Committee Member (Since 2001)
                         Nominating and Governance Chairman (Since
                         2007)

Counsel, Satterlee Stephens Burke & Burke LLP; Vice Chairman and Director, Home Diagnostics, Inc. (publicly registered medical device company); formerly, Chairman of the Board, Syracuse University College of Law.




INTERESTED PERSONS

Donald H. Baxter,        Chairman of the Board,                      Age: (65)
                         Director and President (Since 1989)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.



Ronald F. Rohe,          Vice President, Secretary,                  Age: (66)
                         and Treasurer (Since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.



Keith A. Edelman,        Vice President and                          Age: (43)
                         Chief Compliance Officer (Since 2004)

Director of Operations and Director of Computer Operations, Baxter Financial Corporation; Director of Operations, Philadelphia Fund, Inc.; Director of Operations, Eagle Growth Shares, Inc.



Diane M. Sarro,          Vice President (Since 2005)                Age: (44)

Director of Shareholder Services, Baxter Financial Corporation, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.

                            PHILADELPHIA FUND, INC.
                                  (Unaudited)

OFFICERS
DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer
KEITH A. EDELMAN, Vice President/Chief Compliance Officer
DIANE M. SARRO, Vice President/Director of Shareholder Services


DIRECTORS
DONALD H. BAXTER
THOMAS J. FLAHERTY
KENNETH W. MCARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP., member FINRA
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND FUND ACCOUNTING AGENT UNIFIED FUND SERVICES, INC.
P.O. Box 6110, Indianapolis, IN 46206-6110


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP Philadelphia, PA


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
        1200 North Federal Highway                     FUND, INC.
[LOGO]  Suite 424
        Boca Raton, FL 33432                             ANNUAL
        (561) 395-2155                                   REPORT

                                                    November 30, 2008


The Fund files its complete schedule
of portfolio holdings with the
Securities and Exchange Commission
(SEC) for the first and third
quarters of each fiscal year on Form
N-Q. The Fund's Forms N-Q are available
on the SEC's website at
http://www.sec.gov, by calling the
Fund at 1-800-749-9933, and may be
reviewed and copied at the SEC's
Public Reference Room. Information on
the operation of the SEC's Public
Reference Room may be obtained by
calling 1-800-SEC-0330.


The Fund's proxy voting policies and
procedures and how the Fund voted
proxies relating to portfolio
securities during the most
recent 12-month period ended
June 30, 2008 are available without
charge (i) upon request, by calling
1-800-749-9933; (ii) by writing to the
Fund at the above address; and (iii) on
the SEC's website at www.sec.gov.


                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value - in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics. The registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of this Form N-CSR.

         The registrant's Code Of Business Ethics for Principal Executive and Financial Officers is available, without charge, upon request, by writing to the above address, or by calling 1-800-749-9933.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The registrant's Board of Directors has determined that Mr. Kenneth
         W. McArthur meets the definition of "audit committee financial expert" as such term is defined in the instructions to Item 3(a) of Form N-CSR. In addition, Mr. McArthur is an "independent" member of the Audit Committee, as defined in the Item 3(a)(2) of Form N-CSR. Mr. McArthur also serves as the Audit Committee Chairman.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a) Audit Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

             For the fiscal year ended 11/30/08:  $37,900
             For the fiscal year ended 11/30/07:  $37,700

         (b) Audit-Related Fees. No fees were billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item.

         (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The preparation of Federal and state income tax returns and Federal excise tax returns comprised the fees disclosed under this category.

             For the fiscal year ended 11/30/08:  $1,400
             For the fiscal year ended 11/30/07:  $1,400

         (d) All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

         (e)(1) The Audit Committee Charter adopted by the Board requires that the Audit Committee (a) pre-approve, and recommend to the Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, evaluate the independence of the auditors, and, in connection therewith, receive the auditors' specific representations as to their independence; (b) pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards; (c) approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards; and (d) establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditors as required by paragraphs
                (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review or oversight.

         (e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) Not applicable.

         (g) There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant other than those described above. No non-audit fees were billed by the registrant's accountant for services rendered to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to registrant, which is an open-end management investment company.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable; full Schedule of Investments filed under Item 1 of this report.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There were no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the reporting period.


ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (the "Procedures") within 90 days of the filing of this report, and have concluded that the Procedures are effective in providing reasonable assurances that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) The registrant's Code Of Business Ethics for Principal Executive and Financial Officers required by Item 2(a) is attached as an exhibit hereto.

           (2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.



                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Philadelphia Fund, Inc.
 --------------------------------------------------------------------

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  January 28, 2009
 ---------------------

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  January 28, 2009
 ---------------------

By (Signature and Title)* /s/ Ronald F. Rohe
 -------------------------------------------------------
  Ronald F. Rohe, Chief Financial Officer

Date  January 28, 2009
 ---------------------

* Print the name and title of each signing officer under his or her signature.